SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF EARLIEST EVENT REPORTED: May 14, 2002


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

                                TEXAS 74-1611874
      (State or other jurisdiction of (I.R.S. Employer Identification No.)
            incorporation or organization)

                        15835 Park Ten Place Drive 77084
                            Houston, Texas (Zip Code)
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800

Item 4. Changes in Registrant's Certifying Accountant.

     On May 14, 2002, Atwood Oceanics, Inc. (the "Company") dismissed Arthur Andersen LLP as its independent public accountants and appointed PricewaterhouseCoopers LLP as its new independent accountants. The decision to dismiss Arthur Andersen and to retain PricewaterhouseCoopers was recommended by the Company's Audit Committee and approved by its Board of Directors.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended September 30, 2001 and 2000, and the subsequent interim period through May 14, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report. None of the reportable events described in Item 304(a)(1)(v) of Regulation S-K occurred during the years ended September 30, 2001 and 2000 or during the subsequent interim period through May 14, 2002.

     The Company has provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a letter from Arthur Andersen, dated May 21, 2002, stating their agreement with such statements.

     During the years ended September 30, 2001 and 2000, and the subsequent interim period through May 14, 2002, the Company did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements and Exhibits.


(c)   Exhibits

      Exhibit No.               Description

         16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

         99.1         Press Release dated May 21, 2002.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2002

ATWOOD OCEANICS, INC.



By: /s/ James M. Holland
     ------------------------------------
    James M. Holland
    Senior Vice President and Secretary



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                                  EXHIBIT INDEX


Exhibit No.                  Description
-----------                  -----------

    16.1 Letter of Arthur Andersen LLP regarding change in certifying accountant.

    99.1     Press Release dated May 21, 2002.

                                  Exhibit 16.1

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

May 21, 2002

Dear Sir/Madam:

     We have read the second and third paragraphs of Item 4 included in the Current Report on Form 8-K dated May 21, 2002, of Atwood Oceanics, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ARTHUR ANDERSEN LLP

Copy to:
Mr. James M. Holland
Senior Vice President and Secretary
Atwood Oceanics, Inc.

     Exhibit 99.1


                           ATWOOD OCEANICS, INC. NAMES
               PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS

     HOUSTON, TX, USA, May 21, 2002- Atwood Oceanics, Inc. (NYSE: ATW) today announced that it has engaged PricewaterhouseCoopers LLP as the company's independent auditors. PricewaterhouseCoopers will replace Arthur Andersen LLP to perform audit services for Atwood's operations worldwide.

     The decision to select PricewaterhouseCoopers was made after careful consideration by Atwood's Audit Committee, Board of Directors, and the management of the company. The decision was not the result of any disagreement between the company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.